UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 20, 2005
WESTERN DIGITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	20511 Lake Forest Drive, Lake Forest, California (Address of Principal Executive Offices)	92630 (Zip Code)
Registrant’s telephone number, including area code: (949) 672-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On and effective September 20, 2005, the Board of Directors of Western Digital Corporation (the “Company”) amended and restated the Company’s Bylaws. The following is a summary of changes effected by adoption of the Amended and Restated Bylaws, which is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.3 hereto and incorporated by reference herein.
GENERAL
     In addition to the amendments described below, the Amended and Restated Bylaws include certain changes to (1) comply or be consistent with the Delaware General Corporation Law (“DGCL”) and (2) make various technical corrections or non-substantive changes.
ARTICLE II. MEETINGS OF STOCKHOLDERS.
     Place of Meetings. The Amended and Restated Bylaws now permit stockholders’ meetings to be held by remote communication as permitted by the DGCL.
     Notice of Meetings. The Amended and Restated Bylaws simplify the provisions contained in the former Bylaws relating to notices of meetings at which stockholders are required or permitted to act. In addition, a provision has been added to the Amended and Restated Bylaws to clarify when notices that are mailed to stockholders are deemed to be given. Finally, as permitted by the DGCL, the Amended and Restated Bylaws now expressly permit notice to stockholders to be given by electronic transmission if consented to by the stockholders to whom such notice is given.
     Adjournments. The former Bylaws did not contain a separate provision addressing the adjournment of stockholder meetings. A new section has been added to the Amended and Restated Bylaws to specifically address the adjournment of stockholder meetings.
     Voting. In the Amended and Restated Bylaws, the period upon which a proxy may be acted has been expanded from the eleven months included in the former Bylaws to three years. In addition, the Amended and Restated Bylaws now include a specific reference to irrevocable proxies and clarify the procedures by which a proxy that is not irrevocable may be revoked. Finally, the exceptions to the default voting requirement of the DGCL are expanded in the Amended and Restated Bylaws to clarify that all matters will be decided by a vote of a majority in voting power of stockholders present and entitled to vote thereon, except as otherwise provided in the Certificate of Incorporation, the Bylaws, the rules or regulations of any stock exchange applicable to the Company or applicable law or regulation.
     List of Stockholders. The former Bylaws provided that a list of stockholders be made available at the city where the meeting is taking place or at the place of the meeting for 10 days prior to the meeting. Due to changes in the DGCL, this requirement has been substituted in the Amended and Restated Bylaws to provide that the list be made available at the Company’s principal place of business or on an electronic network (provided that the information required to access the network is furnished with the notice of the meeting).
      Inspector of Elections. The former Bylaws provided for a judge to make reports with respect to votes taken at stockholders meetings. In order to comply with Section 231 of the DGCL, this provision has been eliminated in the Amended and Restated Bylaws and has been replaced by a new section that provides for the appointment of an inspector of elections, refers to each of the specific duties to be discharged by the inspector of elections and requires the inspector of elections to take the statutory oath.
     Stockholder Proposals and Nominations. The former Bylaws provided for advance notice of stockholder proposals for nominees for director and for other business at an annual meeting of stockholders not less than 60 nor more than 120 days prior to the date of the scheduled meeting, except in limited circumstances. The Amended and Restated Bylaws updates and amends the time period for delivery of such notices to not earlier than the close of business on the 120th day but not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the 90th day prior to the annual meeting. Additionally, the Amended and Restated Bylaws (a) expand the information required to be provided by the stockholder making a proposal, including information about persons controlling, or acting in concert with, such stockholder, and (b) establish procedures for the verification of information provided by the stockholder making the proposal.
     The Amended and Restated Bylaws also provide that, notwithstanding anything in the advance notice provisions to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the advance notice provisions will be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to the Secretary at the principal executive offices not later than the close of business on the 10th day following the day on which public announcement of the new directorship is first made by the Company.
     The former Bylaws did not provide for advance notice of stockholder nominees for director at a special meeting called for the purpose of electing directors. The Amended and Restated Bylaws provide that, in the event the Company calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, a stockholder may nominate an individual or individuals for election as a director as specified in the Company’s notice of meeting, if the stockholder’s notice required by the advance notice provisions is delivered to the Secretary at the Company’s principal executive offices not earlier than the close of business on the 120th day prior to the special meeting and not later than the close of business on the 90th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.
     Conduct of Meetings. The Amended and Restated Bylaws now explicitly describe certain powers of the individual presiding at any stockholder meeting and specifically note that the Board of Directors has the power to adopt the rules and regulations for the conduct of such meetings.
ARTICLE III. BOARD OF DIRECTORS.
     Number and Term of Office. The former Bylaws stated a range of authorized directors of not less than five nor more than twelve unless the Bylaws are amended by the Board or the stockholders. The Amended and Restated Bylaws now provide that the number of directors will be established from time to time by resolution of the Board of Directors.
     Resignations. The Amended and Restated Bylaws now provide that directors may resign by means of electronic notice.
     First Meeting. The former Bylaws required the Board to meet as soon as practicable after each annual election of directors. The Amended and Restated Bylaws clarify that a quorum must be present at the first meeting and further provide that, alternatively, the first meeting may be held at such time and place as specified in a notice (or a waiver thereof).
     Regular Meetings. The former Bylaws provided that notice of regular meetings need not be given except as required by law. This provision has been deleted from the Amended and Restated Bylaws.

     Special Meetings. The former Bylaws provided that notice of a special meeting of directors must be given four days in advance (or 48 hours for notice given personally or by telephone, facsimile, electronic mail or similar means of communication). The Amended and Restated Bylaws now provide that notice of any special meeting shall be given by the person calling the meeting at least 24 hours in advance thereof.
     Quorum and Manner of Acting. The former Bylaws provided that a meeting of the Board of Directors at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors. This provision has been deleted from the Amended and Restated Bylaws.
     Action by Consent. The Amended and Restated Bylaws now permit directors to consent to any action in writing or by electronic transmission.
     Organization. The Amended and Restated Bylaws now include a provision relating to the organization of meetings of the Board of Directors and specify which individuals will preside over and act as secretary of any such meeting.
ARTICLE VI. SHARES AND THEIR TRANSFER.
     Certificates of Stock. The former Bylaws included a provision enabling each holder of uncertificated shares to demand from the Company a certificate representing such holder’s shares. This provision has been eliminated from the Amended and Restated Bylaws as permitted by the DGCL and a new provision has been added dealing with the recordation of uncertificated shares surrendered to the Company for transfer or exchange.
     Transfers of Stock. The Amended and Restated Bylaws now include, among other things, references to uncertificated shares.
ARTICLE VII. INDEMNIFICATION.
     Scope of Indemnification. In addition to several technical changes, the Amended and Restated Bylaws now qualify the Company’s requirement to indemnify a prospective indemnitee in connection with a proceeding commenced by such indemnitee only if the commencement of such proceeding was authorized in the specific case by the Board of Directors.
     Advancement of Expenses. The Amended and Restated Bylaws now provide that advancements of expenses will be made to officers and directors only upon receipt by the Company of an undertaking from such officer or directors. In addition, the former Bylaws included a provision that advancements of expenses need not be made in the event a prior determination is made that that person requesting the advancement is not entitled to indemnification. This provision has been eliminated from the Amended and Restated Bylaws.
ARTICLE VIII. MISCELLANEOUS.
     Manner of Notice; Waiver of Notice. A new provision has been added to the Amended and Restated Bylaws to clarify the means by which notice may be delivered to stockholders and directors.
     Form of Records. A new provision has been added to the Amended and Restated Bylaws to provide that records maintained by the Company in the ordinary course of business may be kept on an information storage device, provided that such records can be converted into a clearly legible paper form within a reasonable time.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
          The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits
3.3	Amended and Restated Bylaws of Western Digital Corporation, as adopted September 20, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION

	By:	/s/ Raymond M. Bukaty

Raymond M. Bukaty
Senior Vice President, Administration, General Counsel and Secretary
Dated: September 26, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
3.3	Amended and Restated Bylaws of Western Digital Corporation, as adopted September 20, 2005